Evergreen Select Fixed Income Funds


Evergreen Adjustable Rate Fund (formerly Evergreen Select Adjustable Rate Fund)

Class A
Class B
Class C

Prospectus, February  1,  2001, as amended September 10, 2001

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

                          T A B L E  O F  C O N T E N T S

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks....................      2

Evergreen Adjustable Rate Fund ....             3

GENERAL INFORMATION:

The Fund's Investment Advisor ............      5

The Fund's Portfolio Managers .............     5

Calculating the Share Price ..............      5

How to Choose an Evergreen Fund ..........      5

How to Choose the Share Class
  That Best Suits You ....................      6

How to Buy Shares ........................      8

How to Redeem Shares .....................      9

Other Services ...........................     10

The Tax Consequences of
  Investing in the Fund ..................     10

Fees and Expenses of the Fund ............     11

Financial Highlights .....................     12

Other Fund Practices .....................     14


In general, the Fund seeks to provide investors with a high level of current income consistent with a low volatility of principal. The Fund emphasizes investments in adjustable rate, mortgage-backed and other mortgage-related securities, and U.S. government obligations.

Fund Summaries Key
The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL
What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY
How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS
What are the specific risks for an investor in the Fund?

PERFORMANCE
How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES
How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

                      O V E R V I E W  O F  F U N D  R I S K S


  Select Fixed Income  Funds

typically rely on a combination of the following strategies:
o normally investing up to 65% of its total assets in mortgage-backed securities or other securities collateralized by or representing an interest in a pool of mortgages;
o investing up to 35% of its assets in obligations of the U.S. government, its agencies or instrumentalities; and
o selling a portfolio investment: (i) when the issuers' investment fundamentals begin to deteriorate, (ii) to take advantage of more attractive yield opportunities; (iii) when the investment no longer appears to meet the Fund's investment objective; (iv) when the Fund must meet redemptions; or (v) for other investment reasons which the portfolio manager deems necessary.

may be appropriate for investors who:
o seek a high level of current income consistent with low volatility of principal.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds
Please remember that an investment in a mutual fund is:
o      not guaranteed to achieve its investment goal
o      not a deposit with a bank
o      not insured, endorsed or guaranteed by the FDIC or any government agency
o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk
When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since the Fund invests a significant portion of its portfolio in debt securities, and interest rates rise, then the value of dividend yield and total return earned on your investment may decline. When interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk
The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of and dividend yield and total return earned on your investment may decline if an issuer fails to pay an obligation on a timely basis.

Mortgage-Backed Securities Risk
Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

                           Adjustable Rate Fund


FUND FACTS:

Goals:
o        High Current Income
o        Low Volatility of Principal

Principal Investments:
o        Adjustable Rate Securities
o        U.S. Government Obligations

Classes of Shares Offered in this
Prospectus:
o        Class A
o        Class B
o        Class C

Investment Advisor:
o        Evergreen Investment Management Company, LLC

Portfolio Managers:
o        Lisa Brown-Premo
o        Bob Rowe

NASDAQ Symbols:
o        ESAAX (Class A)
o        ESABX (Class B)
o        ESACX (Class C)

Dividend Payment
Schedule:
o        Monthly


   INVESTMENT GOAL

The Fund seeks a high level of current income consistent with low volatility of principal.

   INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the "Overview of Fund Risks" on page 1.

The Fund seeks to provide a relatively stable net asset value per share by investing primarily in adjustable rate securities, whose interest rates are periodically reset when market rates change. The average dollar weighted reset period of adjustable rate securities held by the Fund will not exceed one year. Normally the Fund invests at least 65% of its assets in mortgage-backed securities or other securities collateralized by or representing an interest in a pool of mortgages, securities which have interest rates that reset at periodic intervals and are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including collateralized mortgage obligations. The Fund may also invest up to 35% of its assets in obligations of the U.S. Government, its agencies or instrumentalities.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategy and investment goal, and if employed could result in a lower return and loss of market opportunity.

   RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the "Overview of Fund Risks" on page 1 under the headings:

o        Interest Rate Risk
o        Credit Risk
o        Mortgage-Backed Securities Risk

For further information regarding the Fund's investment strategy and risk factors see "Other Fund Practices."

   PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for Class A shares of the Fund in each calendar year since 10/1/1991, the inception date of Institutional shares. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)*

[BAR CHART APPEARS HERE]
1992     4.13
1993     5.37
1994     1.06
1995     8.67
1996     6.92
1997     7.23
1998     4.81
1999     4.99
2000     7.21

Best Quarter:        1st  Quarter  1995           +3.13%*
Worst Quarter:        2nd Quarter 1994            -0.26%*

The next table lists the Fund's average annual total return over the past one and five years and since inception (through 12/31/2000), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the 6-Month
Treasury Bill Index (6-Mo. T-Bill). The 6-Mo. T-Bill is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 6 months from the rebalancing date. An index does not include transactions costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2000)*


                Inception                                   Performance
                Date of      1 year     5 year    10 year      Since
                  Class                                      10/1/1991
Class A         6/30/2000    3.72%      5.54%       N/A        5.25%
Class B         6/30/2000    1.81%      5.83%       N/A        5.59%
Class C         6/30/2000    4.81%      6.14%       N/A        5.59%
6-Mo. T- Bill                6.08%      5.28%       N/A        4.84%

* Historical performance shown for Classes A, B and C prior to inception is based on the performance of the Fund's Institutional shares, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. The fees are 0.21% for Class A shares and 1.00% for Classes B and C. Institutional shares pay no 12b-1 fees. If these fees had been reflected, returns would have been lower.

   EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses

                                          Class A      Class B        Class C

Maximum sales charge imposed on              3.25%     None           None
Purchases (as a % of offering price)

Maximum deferred sales charge (as a % of     None*     5.00%          2.00%
either the redemption amount or initial
investment, whichever is lower)

*Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)+

               Management    12b-1        Other     Total
                  Fees        Fees      Expenses    Fund
                                                    Operating
                                                    Expenses++
Class A          0.21%       0.21%+++     0.43%       0.85%
Class B          0.21%       1.00%        0.43%       1.64%
Class C          0.21%       1.00%        0.43%       1.64%

+ Restated for the fiscal year ended 9/30/2000 to reflect current fees.
++From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. The Fund's investment advisor has agreed to waive the management fee and/or reimburse expenses for a period of two years beginning July 2000 in order to limit Total Fund Operating Expenses to 0.70% for Class A, 1.49% for Class B and 1.49% for Class C.
+++This rate is based on 0.25% incurred on assets prior to 1/1/1997 and 0.10% assessed on assets from 1/1/1997.

The table below shows the total expenses you would pay on a $10,000 investment over one-, three- five- and ten- year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                  Assuming Redemption        Assuming No Redemption
                   At End of Period
             -----------------------------------------------------
After:       Class A  Class B   Class C     Class B       Class C

  1 year     $ 558    $ 667     $ 367       $ 167         $ 167
 3 years     $ 733    $ 817     $ 517       $ 517         $ 517
 5 years     $ 924    $ 1,092   $ 892       $ 892         $ 892
10 years     $ 1,474  $ 1,634   $ 1,944     $ 1,634       $ 1,944

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The Fund's Investment Advisor

An investment  advisor  manages the Fund's  investments and supervises its daily
business  affairs.   The investment   advisor  for  the  Evergreen  Funds  is a
subsidiary of First Union Corporation, the sixth largest bank holding company in the United States, with over $243.3 billion in consolidated assets as of 7/31/2001. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and currently manages over $90.2 billion in assets for 110 of the Evergreen Funds as of 7/31/2001. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

For the fiscal year ended 9/30/2000, the aggregate advisory fee paid by the Fund to EIMC was 0.20% of the Fund's average daily net assets.

THE FUND'S PORTFOLIO MANAGERS
Lisa Brown-Premo has been the Team Leader of the Fund and Bob Rowe has co-managed the Fund since April 2001.

Lisa Brown-Premo has been a portfolio manager with EIMC since April 2001. From October 1996 until she joined EIMC, Ms. Premo was a portfolio manager and head of the Mortgage-Backed Securities and Structured Products area for the Customized Fixed Income Group of Evergreen Institutional Asset Management
(EIAM). From February 1991 until she joined EIAM, she was a Managing Director in charge of Mortgage-Backed Securities Trading with First Union's Capital Markets Corp.

Bob Rowe has been a portfolio manager with EIMC since April 2001. From August 1998 until he joined EIMC, Mr. Rowe was a senior analyst within the Structured Products area in the Customized Fixed Income Group of EIAM. From May 1996 until he joined EIAM, he was an Assistant Vice President at Bank of Boston.

CALCULATING THE SHARE PRICE

The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each deay the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by the Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:
o    Most importantly, read the prospectus to see if the Fund is suitable for you.
o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
o    Request any  additional  information  you want about the Fund,  such as the
     Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1-800-343-2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreeninvestments.com.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. The Fund offered in this prospectus offers three different share classes: Class A, Class B and Class C. Each class has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A
If you select Class A shares, you may pay a front-end sales charge of up to 3.25%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense, known as 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                      As a % of          As a %              Dealer
  Your                NAV excluding     of your           commission
  Investment          sales charge     investment       as a % of  NAV
  Up to $49,999            3.25%           3.36%              2.75%
  $50,000-$99,999          3.00%           3.09%              2.75%
  $100,000-$249,999        2.50%           2.56%              2.25%
  $250,000-$499,999        2.00%           2.04%              1.75%
  $500,000-$999,999        1.50%           1.52%              1.25%
  $1,000,000 or greater    0.00%           0.00%              0.25% of all
                                                            amounts equal to
                                                            $1,000,000 and over


Purchases of Class A shres made at NAV within a 12-month period by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan of a Title I ERISA tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligble employees (certain plans may require a greater number of eligible employees) are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption).

Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

Three ways you can reduce your Class A sales charges:
1.Rights  of  Accumulation.  You  may  add the  value  of all of  your  existing
  Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

2.Letter of Intent. You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

3.Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Contact your investment professional or Evergreen Service Company, LLC at 1-800-343-2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

The Fund may also sell Class A shares at net asset value without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

Class B
If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase.

The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held                                       Maximum
                                                Deferred
                                               Sales Charge
Month of Purchase + First 12 Month Period           5.00%
Month of Purchase + Second 12 Month Period          4.00%
Month of Purchase + Third 12 Month Period           3.00%
Month of Purchase + Fourth 12 Month Period          3.00%
Month of Purchase + Fifth 12 Month Period           2.00%
Month of Purchase + Sixth 12 Month Period           1.00%
Thereafter                                          0.00%
After 7 Years                                Converts to Class A
Dealer Allowance                                    5.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

Class C
Like Class B shares, you do not pay a front-end sales charge on Class C shares. However, you may pay a deferred sales charge if you redeem your shares within two years after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

         Time Held                                 Maximum
                                                   Deferred
                                                 Sales Charge
Month of Purchase + First 12 Month Period            2.00%
Month of Purchase + Second 12 Month Period           1.00%
Thereafter                                           0.00%
Dealer Allowance                                     2.00%

The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

Waiver of Class B or Class C Deferred Sales Charges
You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:
  o When the shares were purchased through reinvestment of dividends/capital gains
  o Death or disability
  o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
  o Systematic withdrawals of up to 1.00% of the account balance per month
  o Loan  proceeds and financial hardship distributions from a retirement plan
  o Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Calculating the Deferred Sales Charge If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the net asset value of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, to keep the deferred sales charge a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the deferred sales charge and/or shares held the longest, in that order. The deferred sales charge on any redemption is, to the extent permitted by the National Association of Securities Dealers Regulation, Inc. paid to EDI or its predecessor.

Promotional Incentives on Dealer Commissions EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EDI's discretion, be limited to investment firms who allow their individual seeling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.

HOW TO BUY SHARES

Evergreen Funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

Minimum Investments
                         Minimum        Minimum
                         Initial        Initial
                         Purchases      Purchase       Minimum
                         of Class A,    of Class I     Additional
                         B and C        shares         Purchases

Regular Accounts          $1,000           $1,000,000#  None
IRAs                        $250           N/A##       None
Systematic Investment Plan   $50           N/A##       $25/monthly
                                                       (for Classes A, B
                                                        and C)##

#Minimum initial purchase amount does not apply to former Class Y shareholders. ##Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method            Opening an Account                                              Adding to an Account
By Mail or        o   Complete and sign the account application.                              o Make your check payable to Evergreen
through an        o   Make the check payable to Evergreen Funds. Cash, credit cards, third      Funds.
Investment            party checks, credit card checks or money orders will not be accepted.  o Write a note specifying:
Professional      o   Mail the application and your check to the address below:                     - the Fund name
                                                                                                    - share class
                          Postal Service Address:         Overnight Address:                        - your account number
                          Evergreen Service Company, LLC  Evergreen Service Company, LLC            - the name(s) in which the
                                                                                                         account is registered
                          P.O. Box 2121                   200 Berkeley St.
                          Boston, MA  02106-9970          Boston, MA 02116-5034
                                                                                  o  Mail to the address below or deliver to your
                  o   Or deliver them to your investment professional (provided      investment professional.
                      he or she has a broker-dealer arrangement with EDI).
By Phone          o   Call 1-800-343-2898 to set up an account number and get     o  Call the Evergreen Express Line at
                                                                                     1-800-346-3858
                      Wiring instructions (call before 12 noon if you want wired funds
                      24 hours a day or to speak with an Evergreen professional call 1-800-343-2898
                      between 8 a.m.and    to be credited that day).                 6 p.m. Eastern time, on any business day.
                  o   Instruct your bank to wire or transfer your purchase (they
                      may charge a wiring fee).                                   o  If your bank account is set up on file, you
                  o   Complete the account application and mail to:                               can request either:
                                                                                     - Federal Funds Wire (offers immediate access
                          Postal Service Address:         Overnight Address:           to funds) or
                          Evergreen Service Company, LLC  Evergreen Service Company, LLC- Electronic  transfer through the Automated
                          P.O. Box 2121                   200 Berkeley St.             Clearing House which avoids wiring fees.
                          Boston, MA  02106-9970          Boston, MA 02116-5034
            o    Wires received after 4 p.m. Eastern time on market trading days will receive the next market day's closing price.*

By Exchange
            o You can make an additional investment by exchange from an existing Evergreen Funds account by contacting your investment professional or calling the Evergreen Express
              Line at 1-800-346-3858.**
            o You can only exchange  shares within the same class and accounts with the same registration.
            o There is no sales charge or redemption fee when exchanging funds within the Evergreen Funds family.***
            o Orders placed before 4 p.m. Eastern time on market trading days will receive that day's closing share price (if not, you will receive the next market day's closing price).*
            o Exchanges are limited to three per calendar quarter, but in no event more than five  per  calendar  year.**
            o Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee. (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page).
Systematic
Investment
Plan (SIP)+
            o You can transfer money automatically from your bank account
            o To establish automatic investing for an Investment into your Fund account on a monthly or quarterly basis.  existing account,  call
              1-800-343-2898
            o Initial investment minimum is $50 if you invest at least $25 application.
              per month with this service.                                      o  The minimum is $25 per month or $75 per
            o To enroll, check off the box on the account application and          quarter.
                      provide:                                                  o  You can also establish an investing program
                      - your bank account information                               through direct deposit from your paycheck.
                      - the amount and date of your monthly or quarterly investment.  Call 1-800-343-2898 for details.

*     The Fund's shares may be made available  through  financial  service firms which are also investment  dealers and which have a service agreement with
      EDI.  The Fund has  approved the  acceptance  of purchase  and  repurchase request  orders  effective  as of the time of  their  receipt  by  certain authorized financial intermediaries or their designees.
**    Once you have  authorized  either the  telephone  exchange  or  redemption service,  anyone  with a  Personal  Identification  Number  (PIN)  and the required  account  information  (including  your  broker)  can  request  a telephone  transaction in your account.  All calls are recorded and may be monitored for verification,  recordkeeping and quality-assurance purposes.
      The Evergreen Funds reserve the right to terminate the exchange  privilege of any shareholder who exceeds the listed maximum number of exchanges,  as well as to reject any large  dollar  exchange  or  purchase  if placing it would,  in the judgment of the  portfolio  manager,  adversely  affect the price of the Fund.
***   This does not apply to exchanges from Class A shares of an Evergreen money market  fund,  unless the  account  has been  subject to a previous  sales charge.
+     Evergreen  Investment  Services,  Inc.  (EIS)  will  fund  a  $50  initial investment in Class A shares of the Evergreen Funds for employees of First
      Union  Corporation  (First  Union) and its  affiliates  when the  employee
      enrolls  in  a  new  Evergreen  SIP  and  agrees  to  subsequent   monthly
      investments  of $50.  EIS will fund a $100 initial  investment  in Class A shares  of the  Evergreen  Funds for  employees  of First  Union  when the employee  enrolls in a new  Evergreen SIP through a CAP account and agrees to subsequent  monthly  investments  of $100. To be eligible for either of these  offers,  the  employee  must  open  an  account  with  First  Union
      Securities,  Inc. to execute the  transactions.  If the  employee  redeems his/her shares within 12 months after the month of purchase,  EIS reserves the right to reclaim its $50 or $100 initial investment.

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:


Methods       Requirements
Call Us       o Call the Evergreen  Express Line at 1-800-346-3858 24 hours a day or to speak with an Evergreen professional call 1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.

o              This service  must be  authorized  ahead of time,  and is only  available  for regular accounts.*
o              All  authorized  requests  made before 4 p.m.  Eastern time on market  trading days will be processed at that day's  closing price.  Requests  made  after  4 p.m.  will be  processed the following business day.**
o        We can either:
                  - wire the proceeds into your bank account (service charges may apply)
                  - electronically  transmit the proceeds into your bank account via the Automated Clearing House service
                  - mail you a check.
o                 All telephone calls are recorded and may be monitored for your protection.  We are not  responsible  for acting on  telephone orders we believe are genuine.
o                 See "Exceptions:  Redemption Requests That Require A Signature
                  Guarantee"  below for  requests  that must be made in  writing with your signature guarantee.
                                                            Postal Service Address:         Overnight Address:
Write Us      o   You can mail a redemption request to:     Evergreen Service Company, LLC  Evergreen Service Company, LLC
                                                            P.O. Box 2121                   200 Berkeley St.
                                                            Boston, MA  02106-9970          Boston, MA 02116-5034
o        Your letter of instructions must:
                  - list the Fund name and the account number
                  - indicate  the  number of shares or dollar  value you wish to redeem
                  - be signed by the registered owner(s).
o        See "Exceptions: Redemption Requests That Require A Signature Guarantee"  below for requests that must be signature guaranteed.
o        To redeem from an IRA or other retirement  account,  call  1-800-343-2898  for special instructions.
Redeem
Your Shares   o  You may  also  redeem  your  shares  through  participating
in Person        broker-dealers  by  delivering a letter as  described  above to or calling your broker-dealer.
              o  A fee may be charged for this service.

Systematic    o   You can transfer money automatically from your Fund account on a monthly or quarterly basis -- without redemption fees.
Withdrawal    o   The withdrawal can be mailed to you, or deposited directly into your bank account.
Plan (SWP)    o   The minimum is $75 per month.
              o   The  maximum is 1.00% of your  account  per month or 3.00% per quarter.
              o   To enroll, call 1-800-343-2898 for instructions.

* Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.
      The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.
** The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees.


Timing of Proceeds
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee
To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

o You are redeeming more than $50,000.
o You want the proceeds transmitted into a bank account not listed on the account
o You want the proceeds payable to anyone other than the registered owner(s) of the account
o Either your address or the address of your bank account has been changed within 30 days
o The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation is required:
    corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:
                         o   Commercial Bank
                         o   Trust Company
                         o   Savings Association
                         o   Credit Union
                         o   Member of a U.S. stock
                             exchange

OTHER SERVICES

Evergreen Express Line
1-800-346-3858
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Distributions
For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction
If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan
You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange
You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class and same account name -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinstatement Privileges
Within 90 days of redemption you may reestablish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen Fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the then current NAV and your deferred sales charge schedule will resume from the time of the original redemption.

THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:
o On Fund  distributions  (dividends and capital gains)
o On any profit you make when you sell any or all of your shares.

Fund Distributions
A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

o Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.

o Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment
Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares.

No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Profits You Realize When You Redeem Shares
When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting
Evergreen Service Company, LLC provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Fund.

Retirement Plans
You may invest in the Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FEES AND EXPENSES OF THE FUND

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee
The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees
The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. Up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares may be payable as 12b-1 fees. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the initial sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

Other Expenses
Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses
The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

FINANCIAL HIGHLIGHTS
This section looks in detail at the results for one share in each share class of the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables have been derived from financial information audited by KPMG LLP, the Fund's independent auditors. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI.

                                   EVERGREEN
      Adjustable Rate Fund (formerly Evergreen Select Adjustable Rate Fund)

                                                       Period Ended
                                                  September 30, 2000 (a)
CLASS A SHARES
Net asset value, beginning of period                     $  9.54
                                                         -------
Income from investment operations
Net investment income                                       0.16
Net realized and unrealized losses on securities           (0.02)
                                                         -------
Total from investment operations                            0.14
                                                         -------
Distributions to shareholders from
Net investment income                                      (0.16)
                                                         -------
Net asset value, end of period                           $  9.52
                                                         -------
Total return*                                               1.43%
Ratios and supplemental data
Net assets, end of period (thousands)                    $26,552
Ratios to average net assets
 Expenses++                                                 0.71%+
 Net investment income                                      6.54%+
Portfolio turnover rate                                       74%

                                                       Period Ended
                                                  September 30, 2000 (a)
CLASS B SHARES
Net asset value, beginning of period                     $  9.54
                                                         -------
Income from investment operations
Net investment income                                       0.14
Net realized and unrealized losses on securities           (0.02)
                                                         -------
Total from investment operations                            0.12
                                                         -------
Distributions to shareholders from
Net investment income                                      (0.14)
                                                         -------
Net asset value, end of period                           $  9.52
                                                         -------
Total return*                                               1.23%
Ratios and supplemental data
Net assets, end of period (thousands)                    $ 5,067
Ratios to average net assets
 Expenses++                                                 1.50%+
 Net investment income                                      5.73%+
Portfolio turnover rate                                       74%

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                                   EVERGREEN
      Adjustable Rate Fund (formerly Evergreen Select Adjustable Rate Fund)

                                                       Period Ended
                                                  September 30, 2000 (a)
CLASS C SHARES
Net asset value, beginning of period                      $ 9.54
                                                          ------
Income from investment operations
Net investment income                                       0.14
Net realized and unrealized losses on securities           (0.02)
                                                          ------
Total from investment operations                            0.12
                                                          ------
Distributions to shareholders from
Net investment income                                      (0.14)
                                                          ------
Net asset value, end of period                            $ 9.52
                                                          ------
Total return*                                               1.23%
Ratios and supplemental data
Net assets, end of period (thousands)                     $3,699
Ratios to average net assets
 Expenses++                                                 1.50%+
 Net investment income                                      5.73%+
Portfolio turnover rate                                       74%

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

OTHER FUND PRACTICES

The Fund may invest in a variety of derivative instruments. Derivatives are financial contracts whose value is based on an underlying asset, such as stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives.

The Fund may invest in futures and options, which are forms of derivatives. Such practices are used to hedge the Fund's portfolio to protect against changes in interest rates, to adjust the portfolio's duration, to maintain the Fund's exposure to its market, to manage cash or to attempt to increase income.
Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

Please consult the Statement of Additional Information for more information regarding these and other investment practices used by the Fund, including risks.

                                      Notes

                                 Evergreen Funds



Institutional Money Market Funds
Institutional Money Market Fund
Institutional Municipal Money Market Fund
Institutional Treasury Money Market Fund
Institutional U.S. Government Money Market Fund
Institutional 100% Treasury Money Market Fund
Cash Management Money Market Fund
Cash Management Treasury Money Market Fund

Money Market Funds
California Municipal Money Market Fund
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
New York Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund
U.S. Government Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina  Municipal Bond Fund
Virginia Municipal Bond Fund

National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Intermediate Term Municipal Bond Fund
Municipal Bond Fund
Short-Intermediate Municipal Bond Fund

Short and Intermediate Term Bond Funds
Adjustable Rate Fund
Fixed Income Fund
Intermediate Term Bond Fund
Limited Duration Fund
Short-Duration Income Fund

Intermediate and Long Term Bond Funds
Core Bond Fund
Diversified Bond Fund
Fixed Income Fund II
High Yield Bond Fund
Income Plus Fund
Quality Income Fund
Select High Yield Bond Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Select Balanced Fund
Tax Strategic Foundation Fund

Growth and Income Funds
Blue Chip Fund
Core Equity Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Strategic Value Fund
Value Fund

Domestic Growth Funds
Aggressive  Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Premier 20 Fund
Secular Growth Fund
Select Small Cap Growth Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility and Telecommunications Fund

Global and International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Bond Fund
International Growth Fund
Latin America Fund
Precious Metals Fund

1.   Evergreen Express Line
     Call 1-800-346-3858
     24 hours a day to
     o check your account
     o order a statement
     o get a Fund's current price, yield and
       total return
     o buy, redeem or exchange Fund shares

2.   Shareholder Services
     Call 1-800-343-2898
     Monday through Friday, 8 a.m. to 6 p.m. Eastern time to
     o buy, redeem or exchange shares
     o order applications
     o get assistance with your account

3.   Information Line for Hearing and Speech
     Impaired (TTY/TDD)
     Call 1-800-343-2888
     Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4.   Write us a letter
     Evergreen Service Company, LLC
     P.O. Box 2121
     Boston, MA  02106-9970
     o to buy, redeem or exchange shares
     o to change the registration on your account
     o for general correspondence

5.   For express, registered or certified mail
     Evergreen Service Company, LLC
     200 Berkeley St.
     Boston, MA  02116-5034

6.   Visit us on-line
     www.evergreeninvestments.com

7.   Regular communications you will receive
     Account Statements -- You will receive quarterly statements for each Fund in which you invest. Please review and promptly notify Evergreen of any inaccuracies.

     Confirmation Notices -- A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen of any inaccuracies.

     Annual and Semi-annualReports -- You will receive a detailed financial report on each Fund you invest in twice a year.

     Tax Forms -- Each January you will receive any Fund tax information you need to include with your tax returns as well as the Evergreen Tax Information Guide.

For More Information About the Evergreen Adjustable Rate Fund, Ask for:

The Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at www.evergreeninvestments.com.

Information about the Fund (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, call the SEC at 202-942-8090.


                           Evergreen Distributor, Inc.

                                 90 Park Avenue

                            New York, New York 10016

                                                        SEC File No.: 811-08365

                                                                554336 RV2 9/01